UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2015

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 2, 2015, NCI Building Systems, Inc. (“NCI”) issued a press release (the “Press Release”) announcing NCI’s financial results for the fiscal second quarter ended May 3, 2015. A copy of the Press Release is attached as Exhibit 99.1.

NCI’s Press Release includes Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Loss Applicable to Common Shares and Adjusted Net Loss Per Diluted Common Share, which are non-GAAP financial measures. Adjusted EBITDA excludes share-based compensation costs, gain on embedded derivative, short lived acquisition method inventory fair value adjustments, debt extinguishment costs, net, gain on insurance recovery, unreimbursed business interruption costs, secondary offering costs, restructuring charges and strategic development and acquisition related costs. Adjusted Operating Income (Loss) excludes gain on insurance recovery, secondary offering costs, restructuring charges, short lived acquisition method fair value adjustments and strategic development and acquisition related costs. Adjusted Net Loss Applicable to Common Shares and Adjusted Net Loss Per Diluted Common Share exclude gain on insurance recovery, net of taxes, secondary offering costs, net of taxes, foreign exchange loss, net of taxes, strategic development and acquisition related costs, net of taxes, restructuring charges, net of taxes and short lived acquisition method fair value adjustments, net of taxes. Adjusted EBITDA is calculated based on the terms contained in NCI’s term loan credit agreement. Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Loss Applicable to Common Shares and Adjusted Net Loss Per Diluted Common Share are measures used by management and, therefore, provided to investors to provide comparability between periods of underlying operational results. Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Loss Applicable to Common Shares and Adjusted Net Loss Per Diluted Common Share should not be considered in isolation or as substitutes for net income (loss), operating income (loss), net loss applicable to common shares or net loss per diluted common share determined in accordance with generally accepted accounting principles in the United States. The non-GAAP financial measures and reconciliations thereof to the most directly comparable measures prepared in accordance with generally accepted accounting principles are included in the Press Release furnished as Exhibit 99.1 hereto.

Attached hereto as Exhibit 99.2 is financial information and commentary by Mark E. Johnson, Executive Vice President, Chief Financial Officer and Treasurer of NCI, regarding results for the fiscal second quarter ended May 3, 2015 and forward-looking statements relating to the fiscal third quarter ending August 2, 2015 (the “CFO Commentary”). The CFO Commentary will be posted on the company’s website, www.ncibuildingsystems.com, on June 2, 2015.

The CFO Commentary includes Adjusted EBITDA and Adjusted Operating Income (Loss) which are non-GAAP financial measures. Adjusted EBITDA excludes share-based compensation costs, gain on embedded derivative, short lived acquisition method inventory fair value adjustments, debt extinguishment costs, net, gain on insurance recovery, unreimbursed business interruption costs, secondary offering costs, restructuring charges and strategic development and acquisition related costs. Adjusted Operating Income (Loss) excludes gain on insurance recovery, secondary offering costs, restructuring charges, short lived acquisition method fair value adjustments and strategic development and acquisition related costs. Adjusted EBITDA and Adjusted Operating Income (Loss) are measures used by management and, therefore, provided to investors to provide comparability between periods of underlying operational results. Adjusted EBITDA and Adjusted Operating Income (Loss) should not be considered in isolation or as a substitute for net income (loss) or operating income (loss) determined in accordance with generally accepted accounting principles in the United States. This non-GAAP financial measures and reconciliations thereof to the most directly comparable measures prepared in accordance with generally accepted accounting principles are included in the CFO Commentary furnished as Exhibit 99.2 hereto.

The information in this Item 2.02, and in Exhibit 99.1 and Exhibit 99.2 which are attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that NCI expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated June 2, 2015
99.2	CFO Commentary dated June 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Dated: June 2, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 2, 2015
99.2	CFO Commentary dated June 2, 2015